SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 19, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 19, 1996, registrant issued a press release entitled Grand Banks Alliance Awarded Major Contract for Terra Nova pertaining, among other things, to an announcement that the Grand Banks Alliance which includes registrant's Brown and Root, Halliburton Energy Services and Landmark Graphics Corporation units won the competitive tender for the development of the Terra Nova oil field located offshore Newfoundland in Canada. The $1.2 billion project includes well construction and reservoir management, an extensive network of sub-sea flowlines and well-head equipment and the engineering, design and construction of a floating production and storage vessel.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 19, 1996.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HALLIBURTON COMPANY




Date:  December 20, 1996                  By: /s/ Susan S. Keith
                                             --------------------------
                                                  Susan S. Keith
                                                  Vice President and Secretary




























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                                  EXHIBIT INDEX



Exhibit                                                          Sequentially
Number                       Description                         Numbered Page

  20                         Press Release of
                             December 19, 1996                        5 of 7
                             Incorporated by Reference






























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